HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated December 6, 2012 to your Prospectus

1.  SUB-ADVISER CHANGES

LEGG MASON CLEARBRIDGE APPRECIATION FUND - CLASS A

LEGG MASON CLEARBRIDGE MID CAP CORE FUND - CLASS A

LEGG MASON CLEARBRIDGE SMALL CAP GROWTH FUND - CLASS A

LEGG MASON CLEARBRIDGE SMALL CAP GROWTH FUND - CLASS F1

Effective immediately, the name of the above referenced funds’ sub-adviser has changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC.

2.  FUND NAME CHANGES

Effective January 1, 2013, the following name changes are made to your Prospectus:

Old Name	New Name

Legg Mason ClearBridge Appreciation Fund - Class A	ClearBridge Appreciation Fund - Class A
Legg Mason ClearBridge Mid Cap Core Fund - Class A	ClearBridge Mid Cap Core Fund - Class A
Legg Mason ClearBridge Small Cap Growth Fund - Class A	ClearBridge Small Cap Growth Fund - Class A
Legg Mason ClearBridge Small Cap Growth Fund - Class F1	ClearBridge Small Cap Growth Fund - Class F1

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.